File No. 811-2918
Rule 497 (e)

DUPREE MUTUAL FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 1, 2007

The first paragraph of page 22 under the heading “Determining Net Asset Value” should read:

Since all of our Series are no-load, a sales charge or commission does not reduce the value of your investment in any of our Series. The securities in which we invest are traded primarily in the over-the-counter market. We value securities in accord with the Board of Trustees approved Dupree Municipal Valuation System. The Security Valuation System is designed to determine daily, the expected price that would be received for each municipal security held by the Trust, if that security were to be sold in an arms length transaction on that day. Management will value each security based initially on original purchase price, and from then forward on subsequent days, the security will be assigned the current market value from the firm’s computerized valuation system. The values assigned are compared on a weekly basis to values assigned to securities by commercial valuation services. A bond valuation that is not supported by a valuation source requires management to fair value the security in consultation with the Board’s Valuation Committee.

The securities of the Intermediate Government Bond Series are priced daily utilizing prices from IDC, Muller or other published prices.

Further discussion of “determining Net Asset Value” may be found in the Trust’ Statement of Additional Information.

Please keep this supplement for future reference

May 14, 2008